EXHIBIT 10.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement"), dated as of April 3, 2014, is made by and among AS SEEN ON TV, INC., a Florida corporation (“ASTV”), INFUSION BRANDS, INC., a Nevada corporation (“Infusion”), EDIETS.COM, INC., a Delaware corporation (“eDiets”), TV GOODS HOLDING CORPORATION, a Florida corporation (“TV Goods”), TRU HAIR, INC., a Florida corporation (“Tru Hair”), and RONCO FUNDING, LLC, a Delaware limited liability company (“RFL” and collectively with ASTV, Infusion, eDiets, TV Goods and Tru Hair, the “Debtors”, and individually as a “Debtor”), in favor of MIG7 INFUSION, LLC, a Florida limited liability company (the “Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Senior Note Purchase Agreement (as amended, modified, restated or supplemented at any time or from time to time, the “Note Purchase Agreement”) dated on or about the date hereof among the Debtors and the Secured Party, the Secured Party has agreed to purchase one or more Notes (as such term is defined in the Note Purchase Agreement) from the Debtors and to fund the loans evidenced thereby, upon and subject to the terms and conditions of the Note Purchase Agreement; and

WHEREAS, it is a condition precedent to the obligations of the Secured Party under the Note Purchase Agreement that the Debtors grant a lien on and duly perfected security interest in their respective assets and property pursuant to this Agreement to secure all obligations of the Debtors under the Note Purchase Agreement, the Notes (as such term is defined in the Note Purchase Agreement) and all other Transaction Documents (as such term is defined in the Note Purchase Agreement) to which any Debtor or any other Obligor (as defined in the Notes) is a party, and the Debtors desire to satisfy such condition precedent.

NOW, THEREFORE, for and in consideration of the sum of $10.00, the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  Recitals. The foregoing recitals are true and correct and are hereby incorporated into and made a part of this Agreement as if fully set forth herein.

Section 2.  Definitions.  Capitalized or initially capitalized terms used herein which are not otherwise defined herein shall have the respective meanings attributed to said terms as defined in the Note Purchase Agreement.  The following additional terms, when used in this Agreement, shall have the following meanings:

“Account Debtor” shall mean any Person that is obligated under an Account.

“Accounts” shall mean all “accounts” (as defined in the UCC) now owned or hereafter acquired by any Debtor or in which any Debtor has or acquires any rights, and, in any event, shall mean and include, without limitation, (a) all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to any Debtor arising from the sale or lease of goods or other property by any Debtor or the performance of services by any Debtor (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the UCC in effect in any jurisdiction), (b) all of each Debtor’s rights in, to and under all purchase and sales orders for goods, services or other property, and all of each Debtor’s rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers’ rights of rescission, replevin, reclamation and rights to stoppage in transit), (c) all monies due to or to become due to any Debtor under all contracts for the sale, lease or exchange of goods or other property or the performance of services by any Debtor (whether or not yet earned by performance on the part of such Debtor), and (d) all collateral security and guarantees of any kind given to any Debtor with respect to any of the foregoing.

“Chattel Paper” shall mean all “chattel paper” (as defined in the UCC) owned or acquired by any Debtor or in which any Debtor has or acquires any rights.

"Collateral" shall mean, collectively, all of the following:

(i)

all Accounts;

(ii)

all Chattel Paper;

(iii)

all Deposit Accounts, but specifically excluding Government Receivables Deposit Accounts;

(iv)

all Documents;

(v)

all Equipment;

(vi)

all Fixtures;

(vii)

all General Intangibles;

(viii)

all Instruments;

(ix)

all Inventory;

(x)

all Investment Property;

(xi)

all Software;

(xii)

all money, cash or cash equivalents;

(xiii)

all other goods and personal property, whether tangible or intangible;

(xiv)

all Supporting Obligations and Letter-of-Credit Rights of any Debtor;

(xv)

all books and records pertaining to any of the Collateral (including, without limitation, credit files, Software, computer programs, printouts and other computer materials and records but excluding customer lists); and

(xvi)

All products and Proceeds of all or any of the Collateral described in clauses (i) through (xv) hereof.

“Copyright License” shall mean any and all rights of any Debtor under any written agreement granting any right to use any Copyright or Copyright registration.

“Copyrights” shall mean all of the following now owned or hereafter acquired by any Debtor or in which any Debtor now has or hereafter acquires any rights: (a) all copyrights and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof.

“Deposit Accounts” shall mean all “deposit accounts” (as defined in the UCC) now owned or hereafter acquired by any Debtor or in which any Debtor has or acquires any rights, or other receipts, of any Debtor covering, evidencing or representing rights or interest in such deposit accounts.

“Documents” shall mean all “documents” (as defined in the UCC) now owned or hereafter acquired by any Debtor or in which any Debtor has or acquires any rights, or other receipts, of any Debtor covering, evidencing or representing goods.

“Equipment” shall mean all “equipment” (as defined in the UCC) now owned or hereafter acquired by any Debtor and wherever located, and, in any event, shall include without limitation all machinery, furniture, furnishings, processing equipment, conveyors, machine tools, engineering processing equipment, manufacturing equipment, materials handling equipment, trade fixtures, trucks, trailers, forklifts, vehicles, computers and other electronic data processing and other office equipment of any Debtor, and any and all additions, substitutions and replacements of any of the foregoing, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto, all fuel therefor and all manuals, drawings, instructions, warranties and rights with respect thereto.

“Event of Default” shall have the meaning set forth for such term in Section 8 hereof.

“General Intangibles” shall mean all “general intangibles” (as defined in the UCC) now owned or hereafter acquired by any Debtor or in which any Debtor has or acquires any rights and, in any event, shall include all right, title and interest in or under all payment intangibles, all contracts, all contract rights, all rights to payment, all rights arising under common law, statutes or regulations, all customer lists, Licenses, Copyrights, Trademarks, Patents, and all applications therefor and reissues, extensions or renewals thereof, rights in Intellectual Property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, blueprints, drawings, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), monies due or recoverable from pension funds, rights to payment and other rights under any royalty or licensing agreements, all infringement claims, all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights of indemnification, all books and records, correspondence, credit files, invoices, tapes, cards, computer runs, domain names, prospect lists, customer lists and other papers and documents.

“Instruments” shall mean all “instruments” (as defined in the UCC) now owned or hereafter acquired by any Debtor or in which any Debtor has or acquires any rights and, in any event, shall include all promissory notes, all certificates of deposit and all letters of credit evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts or other obligations owed to any Debtor.

“Intellectual Property” shall mean all of the following now owned or hereafter acquired by any Debtor or in which any Debtor has or acquires any rights: (a) all Patents, patent rights and patent applications, Copyrights and copyright applications, Trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights, applications for registration of trademarks, trade names and service marks, fictitious names registrations and trademark, trade name and service mark registrations, and all derivations thereof; and (b) Patent Licenses, Trademark Licenses, Copyright Licenses and other licenses to use any of the items described in the preceding clause (a), and any other items necessary to conduct or operate the business of each Debtor.

“Inventory” shall mean all “inventory” (as defined in the UCC) now owned or hereafter acquired by any Debtor or in which any Debtor has or acquires any rights and, in any event, shall include all goods owned or held for sale or lease to any other Persons.

“Investment Property” shall mean all “investment property” (as defined in the UCC) now owned or hereafter acquired by any Debtor or in which any Debtor has or acquires any rights and, in any event, shall include all “certificated securities”, “uncertificated securities”, “security entitlements”, “securities accounts”, “commodity contracts” and “commodity accounts” (as all such terms are defined in the UCC) of each Debtor.

“Letter-of-Credit Rights” shall mean “letter-of-credit rights” (as defined in the UCC), now owned or hereafter acquired by any Debtor, including rights to payment or performance under a letter of credit, whether or not any Debtor, as beneficiary, has demanded or is entitled to demand payment or performance.

“License” shall mean any Copyright License, Patent License, Trademark License or other license of rights or interests of each Debtor in Intellectual Property.

“Patent License” shall mean any written agreement now owned or hereafter acquired by any Debtor or in which any Debtor has or acquires any rights granting any right with respect to any property, process or other invention on which a Patent is in existence.

“Patents” shall mean all of the following now owned or hereafter acquired by any Debtor or in which any Debtor has or acquires any rights: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country; and (b) all reissues, continuations, continuations-in-part and extensions thereof.

“Person” shall mean any natural person, corporation, association, joint venture, partnership, limited liability company, company, association, trust, Governmental Authority or other entity.

“Proceeds” shall mean all “proceeds” (as defined in the UCC) of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, the Collateral, and, in any event, shall mean and include all claims against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of any Collateral, and any condemnation or requisition payments with respect to any Collateral and the following types of property acquired with cash proceeds:  Accounts, Inventory, General Intangibles, Documents, Instruments and Equipment.

“Secured Obligations” shall mean (i) all Obligations of the Debtors, including without limitation all Indebtedness pursuant to the Note Purchase Agreement and the Notes, (ii) all renewals, extensions, refinancings and modifications thereof, and (iii) all reasonable costs and expenses incurred by the Secured Party in connection with the exercise of its rights and remedies hereunder (including reasonable attorneys’ fees) or under any other Transaction Document.

 “Security Interests” shall mean the security interests granted to the Secured Party pursuant to Section 4, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

“Software” shall mean all “software” (as defined in the UCC), now owned or hereafter acquired by any Debtor, including all computer programs and all supporting information provided in connection with a transaction related to any program.

“Supporting Obligations” means all “supporting obligations” (as defined in the UCC), including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

“Trademark License” shall mean any written agreement now owned or hereafter acquired by any Debtor or in which any Debtor has or acquires any such rights granting to any Debtor any right to use any Trademark.

“Trademarks” shall mean all of the following now owned or hereafter acquired by any Debtor or in which any Debtor has or acquires any such rights: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, (ii) all reissues, extensions or renewals thereof and (iii) all goodwill associated with or symbolized by any of the foregoing.

“UCC” shall mean the Uniform Commercial Code as in effect, from time to time, in the state of Florida; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Florida, “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

“United States” or “U.S.” shall mean the United States of America, any of the fifty states thereof, and the District of Columbia.

Section 3.  Representations and Warranties.  Each Debtor represents and warrants, except as set forth on a schedule hereto, to the Secured Party as follows:

(a)

Such Debtor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder and has good and marketable title to all of its Collateral, free and clear of any Liens other than Permitted Liens.

(b)

Other than financing statements, security agreements, or other similar or equivalent documents or instruments with respect to Liens constituting Permitted Liens, no financing statement, mortgage security agreement or similar or equivalent document or instrument evidencing a Lien on all or any part of the Collateral is on file or of record in any jurisdiction.  None of the Collateral is in the possession of a Person (other than any Debtor) asserting any claim thereto or security interest therein, except that the Secured Party or its designee may have possession of Collateral as contemplated hereby.

(c)

When the UCC financing statements in appropriate form are filed in the offices specified on Schedule I attached hereto, the Security Interests shall constitute valid and perfected security interests in the Collateral, prior to all other Liens and rights of others therein except for the Liens expressly permitted as Permitted Liens, to the extent that a security interest therein may be perfected by filing pursuant to the UCC, assuming the proper filing and indexing thereof.

(d)

All Inventory and Equipment is insured in accordance with the requirements of the Note Purchase Agreement.

(e)

None of the Collateral constitutes, or is the Proceeds of, “farm products” (as defined in the UCC).

(f)

Schedule II correctly sets forth each Debtor’s state of organization, taxpayer identification number, organizational identification number and correct legal name indicated on the public record of such Debtor’s jurisdiction of organization which shows such Debtor to be organized.

(g)

The Perfection Certificate, which is attached hereto as Schedule III,  correctly sets forth (i) all names and tradenames that each Debtor has used within the last five (5) years and the names of all Persons that have merged into or been acquired by each Debtor, (ii) the chief executive offices of each Debtor over the last five (5) years, (iii) all other locations in which tangible assets of each Debtor have been located in the last five (5) years, (iv) the name of each bank at which each Debtor maintains Deposit Accounts, the state or other jurisdiction of location of each such bank, and the account numbers for each Deposit Account, (v) all letters of credit under which each Debtor is a beneficiary, (vi) all third parties with possession of any Inventory or Equipment of each Debtor, (vii) all intellectual property owned by each Debtor, (viii) all items of stocks, bonds, debentures, notes and other securities and investment property owned by each Debtor, and (ix)  each Debtor’s mailing address.

(h)

With respect to the Accounts of the Debtors:  (i) to the extent an Account arises out of goods sold and/or services furnished, (A) the goods sold and/or services furnished giving rise to each Account, to the extent applicable, are not subject to any security interest or Lien except the security interest granted to the Secured Party herein and Liens expressly permitted as Permitted Liens under the Note Purchase Agreement, (B) such Account arises out of a bona fide transaction for goods sold and delivered (or in the process of being delivered) by a Debtor or for services actually rendered by a Debtor; (ii) each Account and the papers and documents of the applicable Debtor relating thereto are genuine and in all material respects what they purport to be; (iii) the amount of each Account as shown on the applicable Debtor’s books and records, and on all invoices and statements which may be delivered to the Secured Party with respect thereto, is due and payable to the applicable Debtor and is not in any way contingent (except for contingent Accounts relating to the sale, lease or other disposition of all or substantially all of the assets of a line of business or division of a Debtor); (iv) no Account is subject to set-offs, counterclaims or disputes existing or asserted with respect to any Account that in the aggregate could reasonably be expected to have a Material Adverse Effect, and no Debtor has made any agreement with any Account Debtor for any deduction from any Account except for deductions made in the ordinary course of its business; (v) to Debtor’s knowledge, there has been no development or event in respect of the validity or enforcement of any Account or Accounts or the amount payable thereunder as shown on the applicable Debtor’s books and records and all invoices and statements delivered to the Secured Party with respect thereto, which individually or in the aggregate has had or could be reasonably expected to have a Material Adverse Effect; and (vi) the right to receive payment under each Account is assignable except where the Account Debtor with respect to such Account is the United States government or any State government or any agency, department or instrumentality thereof, to the extent the assignment of any such right to payment is prohibited or limited by applicable law, regulations, administrative guidelines or contract.

(i)

With respect to any Inventory, (i) such Inventory is located at one of the Debtor’s locations set forth on the Perfection Certificate (other than Inventory in transit between such locations having an aggregate value not in excess of $10,000), (ii) no Inventory having an aggregate value in excess of $10,000 is now, or shall at any time or times hereafter be stored at any other location without the Secured Party’s prior consent (which shall not be unreasonably withheld), and if the Secured Party gives such consent, such Debtor will concurrently therewith obtain, to the extent required by the Note Purchase Agreement, bailee, landlord and mortgagee agreements, (iii) such Debtor has good title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to the Secured Party and except for Permitted Liens, (iv) such Inventory is not subject to any material licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, and (v) the completion of manufacture, sale or other disposition of such Inventory by the Secured Party following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which such Debtor is a party or to which such property is subject.

(j)

Such Debtor does not have any interest in, or title to, any Patent, Trademark or Copyright except as set forth in the Perfection Certificate.  This Agreement is effective to create a valid and continuing Lien on and, upon filing of the Patent Security Agreements (in the form of Exhibit “A” hereto) and the Trademark Security Agreements (in the form of Exhibit “B” hereto) with the United States Patent and Trademark Office and filing of the Copyright Security Agreements (in the form of Exhibit “C”, hereto) with the United States Copyright Office, perfected security interests in favor of the Secured Party in such Debtor’s Patents, Trademarks and Copyrights and such perfected security interests are enforceable as such as against any and all creditors of and purchasers from such Debtor.  Upon filing of the Copyright Security Agreements with the United States Copyright Office and filing of the Patent Security Agreements and the Trademark Security Agreements with the United States Patent and Trademark Office and the filing of appropriate financing statements listed on Schedule I hereto, all action necessary or desirable to protect and perfect the Secured Party’s Lien on such Debtor’s Patents, Trademarks or Copyrights shall have been duly taken.  Notwithstanding anything to the contrary contained in this Agreement, the Secured Party shall only require perfection of its security interests in, or other registration with respect to, any Patent, Trademark or Copyright registered, or eligible to be registered, with a country other than the United States or any political subdivision thereof, to the extent that Secured Party determines, in its sole discretion, that such Patent, Trademark or Copyright, and the registration thereof in such other country or political subdivision thereof, is material to the applicable Debtor’s business.

Section 4.  The Security Interests.  In order to secure the full and punctual payment and performance of the Secured Obligations in accordance with the terms of the Note Purchase Agreement, each Debtor hereby pledges, assigns, hypothecates, sets over and conveys to the Secured Party and grants to the Secured Party a continuing security interest in and to, all of its rights in and to all Collateral now or hereafter owned or acquired by such Debtor or in which such Debtor now has or hereafter has or acquires any rights, and wherever located.  The Security Interests are granted as security only and shall not subject the Secured Party to, or transfer to the Secured Party, or in any way affect or modify, any obligation or liability of the Debtor with respect to any Collateral or any transaction in connection therewith.

Section 5.  Further Assurances; Covenants.

(k)

General.

(i)

Except as contemplated pursuant to the ASTV Merger and the Ronco Acquisition (as each such term is defined in the Note Purchase Agreement), no Debtor shall change the location of its chief executive office or principal place of business unless it shall have given the Secured Party thirty (30) days’ prior notice thereof, as well as executed and delivered to the Secured Party all financing statements and financing statement amendments which the Secured Party may request in connection therewith.  No Debtor shall change the locations, or establish new locations, where it keeps or holds any of the Collateral or any records relating thereto from the applicable locations described in the Perfection Certificate attached hereto as Schedule III unless such Debtor shall have given the Secured Party thirty (30) days’ prior notice of such change of location. The foregoing covenant shall not apply to any Collateral perfected by recordation of the Secured Party’s Lien on the appropriate certificate of title.

(ii)

No Debtor shall change its name, organizational identification number, identity or jurisdiction or form of organization in any manner unless it shall have given the Secured Party thirty (30) days’ prior written notice thereof, and executed and delivered to the Secured Party all financing statements and financing statement amendments which the Secured Party may reasonably request in connection therewith.  No Debtor shall merge or consolidate into, or transfer any of the Collateral to, any other Person other than another Debtor, other than as permitted by this Agreement and the Note Purchase Agreement.

(iii)

Each Debtor hereby authorizes the Secured Party, its counsel or its representative, at any time and from time to time, to file financing statements and amendments that describe the Collateral covered by such financing statements as “all assets of the Debtor”, “all personal property of the Debtor” or words of similar effect, in such jurisdictions as are necessary or desirable in order to perfect the security interests granted by such Debtor under this Agreement.  Each Debtor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action

(including, without limitation, any filings with the United States Patent and Trademark Office, Copyright or Patent filings and any filings of financing or continuation statements under the UCC) that from time to time may be necessary, or that the Secured Party may request, in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable the Secured Party to obtain the full benefits of this Agreement, or to enable the Secured Party to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of its Collateral.  Each Debtor hereby authorizes the Secured Party to execute and file financing statements, financing statement amendments or continuation statements on behalf of such Debtor.  Each Debtor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.  Debtors shall pay the out-of-pocket costs of, or incidental to, any recording or filing of any financing statements, financing statement amendments or continuation statements necessary in the sole discretion of the Secured Party, to perfect the Secured Party and Secured Parties’ security interest in the Collateral.

(iv)

Except as set forth in the Perfection Certificate attached hereto as Schedule III, no Debtor shall permit any of its tangible assets, including without limitation, its Inventory and Equipment, to be in the possession of any other Person unless pursuant to an agreement in form and substance satisfactory to the Secured Party and (A) such Person has acknowledged that (1) it holds possession of such Inventory, Equipment and other tangible assets, as the case may be, for the Secured Party’s benefit, subject to the Secured Party’s instructions, and (2) such Person does not have a Lien in such Inventory, Equipment or other tangible assets, (B) such Person agrees not to hold such Inventory, Equipment or other tangible assets on behalf of any other Person and (C) such Person agrees that, after the occurrence and during the continuance of an Event of Default and upon request by the Secured Party it will issue and deliver to the Secured Party warehouse receipts, bills of lading or any similar documents relating to such Collateral in the Secured Party’s name and in form and substance acceptable to the Secured Party.

(v)

No Debtor shall (A) sell, transfer, lease, exchange, assign or otherwise dispose of, or grant any option, warrant or other right with respect to, any of its Collateral other than sales of assets expressly permitted under the Note Purchase Agreement; or (B) create, incur or suffer to exist any Lien with respect to any Collateral, except for the Liens constituting Permitted Liens under the Note Purchase Agreement.

(vi)

Each Debtor will, promptly upon request, provide to the Secured Party all information and evidence it may reasonably request concerning the Collateral, to enable the Secured Party to enforce the provisions of this Agreement.

(vii)

Each Debtor shall take all actions necessary or reasonably requested by the Secured Party in order to maintain the perfected status of the Security Interests.

(viii)

No Debtor shall file any amendment to or termination of a financing statement naming any Debtor as debtor and the Secured Party as secured party, or any correction statement with respect thereto, in any jurisdiction until such time as the Secured Obligations have been satisfied and the Secured Party and the Secured Parties have released their security interests granted hereunder.

(l)

Accounts, Etc.

(i)

Each Debtor shall use all commercially reasonable efforts consistent with prudent business practice to cause to be collected from its Account Debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account.  The costs and expenses (including, without limitation, reasonable attorneys’ fees actually incurred) of collection of Accounts incurred by such Debtor or the Secured Party shall be borne by the Debtors.

(ii)

Upon the occurrence and during the continuance of any Event of Default, each Debtor shall, at the request and option of the Secured Party, notify Account Debtors and other Persons obligated on the Accounts or any of the Collateral of the security interest of Secured Party in any Account or other Collateral and that payment thereof is to be made directly to the  Secured Party, and may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon any Debtor, so notify Account Debtors and other Persons obligated on Collateral.  After the making of such a request or the giving of any such notification, each Debtor shall hold any proceeds of collection of the Accounts and such other Collateral received by such Debtor as trustee for the Secured Party without commingling the same with other funds of such Debtor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments.  The Secured Party shall apply the proceeds of collection of the Accounts and other Collateral received by the Secured Party to the Obligations in accordance with the provisions of the Note Purchase Agreement, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

(iii)

Each Debtor will perform and comply in all material respects with all of its obligations in respect of Accounts, Instruments and General Intangibles.

(iv)

Anything herein to the contrary notwithstanding, each of the Debtors shall remain liable under each of its Accounts, contracts and agreements to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account or the terms of such contract or agreement.  The Secured Party shall not have any obligation or liability under any Account (or any agreement giving rise thereto), contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to such Account, contract or agreement pursuant hereto, nor shall the Secured Party be obligated in any manner to perform any of the obligations of any Debtor under or pursuant to any Account (or any agreement giving rise thereto), contract or agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(v)

During the continuation of an Event of Default, the Secured Party shall have the right, but not the obligation, to make test verifications of the Accounts in any commercially reasonable manner and through any medium that it reasonably considers advisable, and the Debtors shall furnish all such assistance and information as the Secured Party may reasonably require in connection with such test verifications.  Upon the Secured Party’s reasonable written request and at the expense of the Debtors, the Debtors shall cause their independent public accountants or others reasonably satisfactory to the Secured Party to furnish to the Secured Party reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.  The Secured Party in its own name or in the name of others may communicate with Account Debtors on the Accounts to verify with them to the

Secured Party’s reasonable satisfaction the existence, amount and terms of any Accounts.

(m)

Equipment, Etc.  Each Debtor shall, (i) within ten (10) days after a written request by the Secured Party, in the case of Equipment now owned, and (ii) following a request by the Secured Party pursuant to subclause (i) above, within thirty (30) days after acquiring any other Equipment, deliver to the Secured Party, any and all certificates of title, and applications therefor, if any, of such Equipment and shall cause the Secured Party to be named as lienholder on any such certificate of title and applications.  No Debtor shall permit any such items to become a fixture to real estate or an accession to other personal property unless such real estate or personal property is the subject of a fixture filing (as defined in the UCC) creating a perfected Lien in favor of the Secured Party.

(n)

Patents, Trademarks, Etc.  Each Debtor shall notify the Secured Party promptly and in no event more than thirty (30) days after the occurrence of each of the following (i) such Debtor’s  acquisition after the date of this Agreement of any material Intellectual Property and (ii) a Responsible Officer of such Debtor obtaining actual knowledge that any application or registration relating to any Intellectual Property owned by or licensed to such Debtor is reasonably likely to become abandoned or dedicated, or of any material adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding such Debtor’s ownership of any material Intellectual Property, its right to register the same, or to keep and maintain the same.  Each Debtor will, contemporaneously herewith, execute and deliver to the Secured Party the Patent Security Agreement, Trademark Security Agreement and Copyright Security Agreement in the forms of Exhibit “A”, Exhibit “B” and Exhibit “C” hereto, respectively, as necessary, and shall execute and deliver to the Secured Party any other document required to acknowledge or register or perfect the Secured Party’s interest in any part of the Intellectual Property which is registered with the United States Copyright Office and/or the United States Patent and Trademark Office or other governmental or quasi-governmental registry now or hereafter existing.  Notwithstanding anything to the contrary contained in this Agreement, the Secured Party shall only require perfection of its security interests in, or other registration with respect to, any Patent, Trademark or Copyright registered, or eligible to be registered, with a country other than the United States or any political subdivision thereof, to the extent that Secured Party determines, in its sole discretion, that such Patent, Trademark or Copyright, and the registration thereof in such other country or political subdivision thereof, is material to the applicable Debtor’s business.

(o)

Deposit Accounts, Chattel Paper, Investment Property and Letters of Credit.

(i)

No Debtor shall open or maintain any Deposit Accounts other than those listed on the Perfection Certificate attached hereto as Schedule III and such other Deposit Accounts as such Debtor shall open and maintain with the consent of the Secured Party subject to control agreements, in form and substance satisfactory to the

Secured Party in its sole discretion, executed by such Debtor, the bank at which the deposit account is located and the Secured Party.

(ii)

No Debtor shall become the beneficiary of any Letters of Credit, unless the issuer of the Letter of Credit has consented to the assignment of the proceeds of such Letter of Credit to the Secured Party which consent shall not be unreasonably withheld, such assignment to be in form and substance acceptable to the Secured Party.

(iii)

Each Debtor, at any time and from time to time, will (a) take such steps as the Secured Party may reasonably request from time to time for the Secured Party to obtain “control” of any Investment Property or electronic Chattel Paper, with any agreements establishing control to be in form and substance reasonably satisfactory to the Secured Party, and (b) otherwise to insure the continued perfection and priority of the Secured Party’s security interest in any of the Collateral and of the preservation of its rights therein.

(p)

Commercial Tort Claims.  If any Debtor shall at any time acquire a “commercial tort claim” (as such term is defined in the UCC) with a claim for damages that could reasonably be expected to be in excess of One Hundred Thousand Dollars ($100,000), such Debtor shall promptly notify the Secured Party thereof in a writing, providing a reasonable description and summary thereof, and shall execute a supplement to this Agreement granting a security interest in such commercial tort claim to the Secured Party.

(q)

Insurance.  Each Debtor shall have its Equipment and Inventory insured against loss or damage by fire, theft, burglary, pilferage, loss in transportation and such other hazards as the Secured Party shall reasonably specify, by reputable and financially viable insurers, in amounts satisfactory to the Secured Party and under policies containing loss payable clauses satisfactory to the Secured Party and otherwise as provided in the Note Purchase Agreement.  Any such insurance policies, or certificates or other evidence thereof satisfactory to the Secured Party, shall be deposited with the Secured Party.  Each Debtor agrees that the Secured Party shall have a security interest in such policies and the proceeds of such policies thereof, and if any loss shall occur during the continuation of an Event of Default, the proceeds relating to the loss or damage of the Equipment or Inventory may be applied to the payment of the Obligations or to the replacement or restoration of the Inventory or Equipment damaged or destroyed, as the Secured Party may elect or direct.  After the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right to file claims under any insurance policies, to receive receipt and give acquittance for any payments that may be made thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect to the collection, compromise, or settlement of any claims under any of the insurance policies.

Section 6.  Reporting and Recordkeeping.  Each Debtor covenants and agrees with the Secured Party that from and after the date of this Agreement and until the Secured Obligations have been indefeasibly paid in full in cash:

(r)

Maintenance of Records Generally.  Each Debtor will keep and maintain at its own cost and expense records of its Collateral, complete in all material respects, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with its Collateral.  For the Secured Party’s further security, each Debtor agrees that the Secured Party shall have a security interest in all of such Debtor’s books and records pertaining to its Collateral and, upon the occurrence and during the continuation of any Event of Default, such Debtor shall deliver and turn over full and complete copies of any such books and records to the Secured Party or to its representatives at any time on demand of the Secured Party.  Upon reasonable notice from the Secured Party, each Debtor shall permit any representative of the Secured Party, to inspect such books and records and will provide photocopies thereof to the Secured Party.

(s)

Special Provisions Regarding Maintenance of Records and Reporting Re: Accounts, Inventory and Equipment.

(i)

Each Debtor shall keep complete and materially accurate records of its Accounts.  Upon the request of the Secured Party, and prior to an Event of Default no more frequently than one time per Fiscal Quarter and without limit after the occurrence and during the continuance of an Event of Default, such Debtor shall deliver to the Secured Party all documents, including, without limitation, repayment histories and present status reports, relating to its Accounts so scheduled and such other matters and information relating to the status of its then existing Accounts as the Secured Party shall reasonably request.

(ii)

In the event any amounts due and owing in excess of One Hundred Thousand ($100,000) in the aggregate are in dispute between any Account Debtor and any Debtor, such Debtor shall provide the Secured Party with written notice thereof promptly after such Debtor’s learning thereof explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

(iii)

Each Debtor shall maintain itemized records, accurate in all material respects, itemizing and describing the kind, type, quality, quantity, location and book value of its Inventory and Equipment and shall, upon request by the Secured Party, furnish the Secured Party with a current schedule containing the foregoing information.

(iv)

Each Debtor will promptly upon, but in no event later than ten (10) Business Days after:

(A)

Such Debtor’s learning thereof, inform the Secured Party, in writing, of any delay in such Debtor’s performance of any of its obligations to any Account Debtor and of any assertion of any claims, offsets or counterclaims by any Account Debtor and of any allowances, credits or other monies granted by such Debtor to any Account Debtor, in each case involving amounts in excess of One Hundred Thousand ($100,000) in the aggregate for all Accounts of such Account Debtor; and

(B)

Such Debtor’s receipt or learning thereof, furnish to and inform the Secured Party of all material adverse information relating to the financial condition of any Account Debtor with respect to Accounts exceeding One Hundred Thousand ($100,000) in the aggregate; and

(v)

If any Account arises out of a contract with the United States of America or any department, agency, subdivision or instrumentality thereof, or of any state (or department, agency, subdivision or instrumentality thereof) where such state has a state assignment of claims act or other law comparable to the Federal Assignment of Claims Act, such Debtor will take any action required or requested by the Secured Party to give notice of the Secured Party’s security interest in such Accounts under the provisions of the Federal Assignment of Claims Act or any comparable law or act enacted by any state or local governmental authority; and

(vi)

Such Debtor at its expense will cause independent public accountants reasonably satisfactory to the Secured Party to prepare and deliver to the Secured Party at any time and from time to time promptly upon the Secured Party’s request made when any Event of Default exists, the following reports: (A) a reconciliation of all of its Accounts, (B) an aging of all of its Accounts, (C) trial balances, and (D) a test verification of such Accounts.

(t)

Further Identification of Collateral.  Each Debtor will if so requested by the Secured Party furnish to the Secured Party, as often as the Secured Party reasonably requests but in no event more frequently than once per Fiscal Quarter and without limit after the occurrence and during the continuance of an Event of Default, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

(u)

Notices.  In addition to the notices required by Section 6(b) hereof, each Debtor will advise the Secured Party promptly, but in no event later than thirty (30) days after the occurrence thereof, in reasonable detail, (i) of any Lien or claim made or asserted against any of the Collateral that is not expressly permitted by the terms of the Note Purchase Agreement, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the validity, perfection or priority of the Security Interests.

Section 7.  General Authority.  Each Debtor hereby irrevocably appoints, so long as any Obligations remain outstanding, the Secured Party its true and lawful attorney, with full power of substitution, in the name of such Debtor, the Secured Party or otherwise, for the sole use and benefit of the Secured Party on its behalf and on behalf of the Secured Parties, but at such Debtor’s expense, to exercise, at any time (subject to the proviso below) all or any of the following powers:

(i)

to file the financing statements, financing statement amendments and continuation statements referred to in Section 5(a)(iii),

(ii)

to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to any Collateral or by virtue thereof,

(iii)

to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral,

(iv)

to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if the Secured Party were the absolute owner thereof, and

(v)

to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference to the Collateral;

provided, however, that the powers described in clauses (ii), (iii), (iv) and (v) above may be exercised by the Secured Party only if an Event of Default then exists.

Section 8.  Events of Default.  The existence or occurrence of any “Event of Default” as provided under the terms of the Note Purchase Agreement shall constitute an Event of Default under this Agreement.

Section 9.  Remedies upon Event of Default.

(v)

If any Event of Default has occurred and is continuing, the Secured Party may, without further notice, exercise all rights and remedies under this Agreement or any other Transaction Document or that are available to a secured creditor under the UCC or that are otherwise available at law or in equity, at any time, in any order and in any combination, including to collect any and all Secured Obligations from the Debtors, and, in addition, the Secured Party may sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Secured Party may deem satisfactory.  The Secured Party shall give the Debtors not less than ten (10) days’ prior written notice of the time and place of any sale or other intended disposition of Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market.  Each Debtor agrees that any such notice constitutes "reasonable notification" within the meaning of Florida Statutes § 679.611 (to the extent such Section or any successor provision under the UCC is applicable).

(w)

The Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if such Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations or if otherwise permitted under applicable law, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind.  Each Debtor agrees during an Event of Default which is outstanding and has not been cured to execute and deliver such documents and take such other action as the Secured Party reasonably deems necessary or advisable in order that any such sale may be made in compliance with law.  Upon any such sale the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold.  Each purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of any kind, including any equity or right of redemption of the Debtors.  To the extent permitted by applicable law, each Debtor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted.  The notice (if any) of such sale shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Party may fix in the notice of such sale.  At any such sale Collateral may be sold in one (1) lot as an entirety or in separate parcels, as the Secured Party may determine.  The Secured Party shall not be obligated to make any such sale pursuant to any such notice.  The Secured Party may, without notice or publication (other than any notices required by this Section 9 or by applicable law), adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.  In case of any sale of all or any part of the Collateral on credit or for future delivery, such Collateral so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for such Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.  The Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.  The Debtors shall remain liable for any deficiency.

(x)

For the purpose of enforcing any and all rights and remedies under this Agreement, the Secured Party may (i) require any Debtor to, and each Debtor agrees that it will, at the joint and several expense of the Debtors, and upon the request of the Secured Party, forthwith assemble all or any part of its Collateral as directed by the Secured Party and make it available at a place designated by the Secured Party which is, in the Secured Party’s opinion, reasonably convenient to the Secured Party and such Debtor, whether at the premises of such Debtor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any such Collateral is or may be located and, without charge or liability to the Secured Party, seize and remove such Collateral from such premises, (iii) have access to and use such Debtor’s books and records, computers and software (subject to the terms of applicable licenses) relating to the Collateral, and (iv) prior to the disposition of any of the Collateral, store or transfer such Collateral without charge in or by means of any storage or transportation facility owned or leased by such Debtor, process, repair or recondition such Collateral or otherwise prepare it for disposition in any manner and to the extent the Secured Party deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used such Debtor.

(y)

Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing:

(i)

the Secured Party may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Debtor in, to and under any Licenses and take or refrain from taking any action under any thereof, and each Debtor hereby releases the Secured Party from, and agrees to hold the Secured Party free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect thereto except for the Secured Party’s gross negligence or willful misconduct as determined by a final and nonappealable decision of a court of competent jurisdiction; and

(ii)

upon request by the Secured Party, each Debtor agrees to execute and deliver to the Secured Party powers of attorney, in form and substance reasonably satisfactory to the Secured Party, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of any Intellectual Property, in each case subject to the terms of the applicable License.  In the event of any such disposition pursuant to this Section, each Debtor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with Patents or Copyrights, and its customer lists and other records relating to such Intellectual Property and to the distribution of said products, to the Secured Party.

Section 10.  Limitation on Duty of Secured Party in Respect of Collateral.  Beyond reasonable care in the custody thereof, the Secured Party shall have no duty as to any Collateral of any Debtor in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.  The Secured Party shall be deemed to have exercised reasonable care in the custody of the Collateral of the Debtors in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property, and the Secured Party shall not be liable or responsible for any loss or damage to any of the Debtors’ Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Secured Party in good faith.

Section 11.  Application of Proceeds. The proceeds of any sale of, or other realization upon, all or any part of the Collateral of the Debtors shall be applied by the Secured Party in such manner as it shall determine.

Section 12.  Expenses.  In the event that any Debtor fails to comply with the provisions of the Note Purchase Agreement, this Agreement or any other Transaction Document, such that the value of any of its Collateral or the validity, perfection, rank or value of the Security Interests are thereby diminished or potentially diminished or put at risk, the Secured Party may, but shall not be required to, effect such compliance on behalf of such Debtor, and the Debtors shall jointly and severally reimburse the Secured Party for the reasonable and actual costs thereof on demand.  All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping such Collateral, any and all excise, stamp, intangibles, transfer, property, sales, and use taxes imposed by any state, federal, or local authority or any other governmental authority on any of such Collateral, or in respect of periodic appraisals and inspections of such Collateral, or in respect of the sale or other disposition thereof, shall be borne and paid by the Debtors jointly and severally; and if the Debtors fail promptly to pay any portion thereof when due, the Secured Party may, at its option, but shall not be required to, pay the same and charge the Debtors’ accounts therefor, and the Debtors agree jointly and severally to reimburse the Secured Party therefor on demand.  All sums so paid or incurred by the Secured Party for any of the foregoing and any and all other sums for which the Debtors may become liable hereunder and all reasonable costs and expenses (including reasonable attorneys’ fees, legal expenses and court costs) incurred by the Secured Party in enforcing or protecting the Security Interests or any of its rights or remedies thereon shall be payable by the Debtors on demand and shall bear interest (after as well as before judgment) until paid at the default rate of interest set forth in the Note Purchase Agreement and shall be additional Secured Obligations hereunder.

Section 13.  Termination of Security Interests; Release of Collateral.  Upon the indefeasible repayment in full of all Secured Obligations or termination of all commitments of the Secured Party under the Note Purchase Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Debtors.  Upon any such termination of the Security Interests or release of such Collateral, the Secured Party will promptly upon the Debtor’s request and contemporaneously with any refinancing of the Obligations, at the expense of the Debtors, execute and deliver to the Debtors such documents as the Debtors shall reasonably request, but without recourse or warranty to the Secured Party, including but not limited to written authorization to file termination statements to evidence the termination of the Security Interests in such Collateral.

Section 14.  Notices.  All notices, requests and other communications to the Debtors or the Secured Party hereunder shall be delivered in the manner required by the Note Purchase Agreement and shall be sufficiently given to the Secured Party or any Debtor if addressed or delivered to them at their respective addresses and telecopier numbers specified in the Note Purchase Agreement.  All such notices and communications shall be deemed to have been duly given at the times set forth in the Note Purchase Agreement.

Section 15.  No Waiver; Remedies Cumulative.  No failure or delay on the part of the Secured Party in exercising any right or remedy hereunder, and no course of dealing between any

Debtor on the one hand and the Secured Party or any holder of any Note on the other hand shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or any other Transaction Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder.  The rights and remedies herein and in the other Transaction Documents are cumulative and not exclusive of any rights or remedies which the Secured Party would otherwise have.  No notice to or demand on the Debtors not required hereunder in any case shall entitle any Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

Section 16.  Successors and Assigns.  This Agreement is for the benefit of the Secured Party and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness.  This Agreement shall be binding on the Debtors and their successors and assigns; provided, however, that no Debtor may assign any of its rights or obligations hereunder without the prior written consent of the Secured Party.

Section 17.  Amendments.  No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Debtors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 18.  Governing Law; Waiver of Jury Trial.

(z)

THIS AGREEMENT AND THE RIGHTS AND SECURED OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF FLORIDA, EXCEPT TO THE EXTENT THAT PERFECTION (AND THE EFFECT OF PERFECTION AND NONPERFECTION) AND CERTAIN REMEDIES MAY BE GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN FLORIDA.

(aa)

DEBTORS IRREVOCABLY AND UNCONDITIONALLY SUBMIT, FOR THEMSELVES AND THEIR PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA AND THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF FLORIDA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH FLORIDA STATE COURT OR, TO THE EXTENT PERMITTED BY APPLICABLE LAW, SUCH FEDERAL COURT.  EACH DEBTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE

JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT SHALL AFFECT ANY RIGHT THAT THE SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AGAINST SUCH DEBTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(bb)

EACH DEBTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING DESCRIBED IN PARAGRAPH (b) OF THIS SECTION AND BROUGHT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION.  EACH DEBTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(cc)

EACH DEBTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN THE NOTE PURCHASE AGREEMENT.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER TRANSACTION DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(dd)

EACH DEBTOR HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING AMONG THE PARTIES HERETO DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH DEBTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT THE SECURED PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 19.  Severability.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 20.  Counterparts.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts (including by telecopy), each of which when so executed and delivered shall be an original, but all of which shall together constitute one (1) and the same instruments.

Section 21.  Headings Descriptive.  The headings of the several sections and subsections of this Agreement are for convenience of reference only and shall not be used in the construction or interpretation of this Agreement.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the Debtors have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

Debtors:

INFUSION BRANDS, INC.	AS SEEN ON TV, INC.

By:	By:

Name:	Name:

Title:	Title:

EDIETS.COM, INC.	TV GOODS HOLDING CORPORATION

By:	By:

Name:	Name:

Title:	Title:

TRU HAIR, INC.	RONCO FUNDING, LLC

By:	By:

Name:	Name:

Title:	Title:

Secured Party:

MIG7 INFUSION, LLC

By: Mallitz Investment Group, LLC, Manager

By:
Craig A. Mallitz, President

[Signature Page to Security Agreement]

SCHEDULE I

LIST OF UCC FILING OFFICES

Name of Debtor	State	Office(s)
INFUSION BRANDS, INC.	[____]	[______]
AS SEEN ON TV, INC.	[____]	[______]
EDIETS.COM, INC.	[____]	[______]
TV GOODS HOLDING CORPORATION	[____]	[______]
TRU HAIR, INC.	[____]	[______]
RONCO FUNDING, LLC	[____]	[______]

SCHEDULE II

DEBTORS’ NAMES, ORGANIZATION TYPES, JURISDICTION TYPES, TAX IDENTIFICATION NUMBERS AND ORGANIZATION IDENTIFICATION NUMBERS

Debtors Name:	Type:	Jurisdiction:	TIN:	OID:
Infusion Brands, Inc.	Corporation	Nevada	[___________]	[___________]
AS SEEN ON TV, INC.	Corporation	Florida	[___________]	[___________]
EDIETS.COM, INC.
TV GOODS HOLDING CORPORATION
TRU HAIR, INC.
RONCO FUNDING, LLC

SCHEDULE III

PERFECTION CERTIFICATE

To induce you, MIG7 INFUSION, LLC (“Lender”) to extend credit to AS SEEN ON TV, INC., a Florida corporation (“ASTV”), INFUSION BRANDS, INC., a Nevada corporation (“Infusion”), EDIETS.COM, INC., a Delaware corporation (“eDiets”), TV GOODS HOLDING CORPORATION, a Florida corporation (“TV Goods”), TRU HAIR, INC., a Florida corporation (“Tru Hair”), and RONCO FUNDING, LLC, a Delaware limited liability company (“RFL” and collectively with ASTV, Infusion, eDiets, TV Goods and Tru Hair, the “Debtors”, and individually as a “Debtor”), pursuant to the terms of that certain Senior Note Purchase Agreement (the “Note Purchase Agreement”) dated as of April 3, 2014, among Lender and the Debtors, with reference to that certain Security Agreement (the “Security Agreement”) dated as of April 3, 2014, among Lender and the Debtors, the Debtors hereby certify to Lender as follows (capitalized or initially capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed to said terms in the Note Purchase Agreement):

A.

IDENTIFICATION MATTERS; LOCATIONS.

1. The full, correct and current name of each Debtor as it appears in such Debtor’s respective organizational documents, the type of organization of each Debtor, each Debtor’s respective jurisdiction of organization, each Debtor’s respective Federal Tax Identification Number (“TIN”) and each Debtor’s State organizational identification number (“OID”) are as follows:

Debtors Name:	Type:	Jurisdiction:	TIN:	OID:
Infusion Brands, Inc.	Corporation	Nevada	[___________]	[___________]
AS SEEN ON TV, INC.	Corporation	Florida	[___________]	[___________]
EDIETS.COM, INC.
TV GOODS HOLDING CORPORATION
TRU HAIR, INC.
RONCO FUNDING, LLC

2.

Each Debtor’s jurisdiction(s) of foreign qualification are as follows:

Debtor Name:	Jurisdiction(s) of Foreign Qualification:
Infusion Brands, Inc.
AS SEEN ON TV, INC.
EDIETS.COM, INC.
TV GOODS HOLDING CORPORATION
TRU HAIR, INC.
RONCO FUNDING, LLC

3. The following sets forth all other names (including trade names or similar appellations) used by each Debtor, or any other business or organization to which each such Debtor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

Debtor Name:	Additional or Other Name(s):
Infusion Brands, Inc.
AS SEEN ON TV, INC.
EDIETS.COM, INC.
TV GOODS HOLDING CORPORATION
TRU HAIR, INC.
RONCO FUNDING, LLC

4. The following sets forth the mailing address, chief executive office address and other chief executive office addresses during the prior five years for each Debtor:

Debtor Name:	Mailing Address (Include County):	Chief Executive Office, if different than Mailing Address (Include County):	Other Chief Executive Office Addresses During Prior Five Years (Include County):
Infusion Brands, Inc.
AS SEEN ON TV, INC.
EDIETS.COM, INC.
TV GOODS HOLDING CORPORATION
TRU HAIR, INC.
RONCO FUNDING, LLC

5. Each location in the United States of America at which each Debtor maintains any books, records, inventory, equipment or other assets is listed on Schedule A-5 attached hereto and made a part hereof, including for each such location a street address, an indication of whether the location is owned by the applicable Debtor, leased by the applicable Debtor (and, if so, the name and address of the owner of the location) or operated by a third party, such as a warehouseman or processor (and, if so, the name and address of such third party).

6. The addresses of any locations not specified above where any Debtor has maintained inventory, books, records, equipment or other assets during the five year period preceding the date of this Certificate are set forth on Schedule A-6 attached hereto and made a part hereof.

B.

LEGAL MATTERS.

1.

The officers of each Debtor and their respective titles are:

Debtor Name:	Officer Name(s):	Title(s):
Infusion Brands, Inc.

AS SEEN ON TV, INC.

EDIETS.COM, INC.
TV GOODS HOLDING CORPORATION
TRU HAIR, INC.
RONCO FUNDING, LLC

2.

The Directors, Managers or Managing Members, as applicable, of each Debtor are:

Debtor Name:	Director/Manager/Managing Member Name(s):
Infusion Brands, Inc.
AS SEEN ON TV, INC.
EDIETS.COM, INC.
TV GOODS HOLDING CORPORATION
TRU HAIR, INC.
RONCO FUNDING, LLC

3.

Except as set forth on Schedule B-3 attached hereto and made a part hereof, none of the Debtors have any Subsidiaries and none of the Debtors have any Affiliates except for the other Debtors.  Except as set forth on Schedule B-3 attached hereto and made a part hereof, no Debtor is a party to any written agreement with any other Debtors.

4.

Fiscal year end of each Debtor is:

As Seen on TV, Inc. - March 31

Infusion Brands, Inc. - [December 31st.]

5.

Each Debtor’s certified public accountant is: [_________________________________].

6.

During the five (5) year period preceding the Closing Date no Debtor has been party to any merger, consolidation, stock acquisition or purchase of all or a substantial portion of the assets of any Person, except as set forth on Schedule B-6 attached hereto and made a part hereof.

C.

SPECIAL COLLATERAL.

1.

All financial institutions at which any Debtor maintains any deposit accounts, investment accounts, securities accounts or similar accounts, together with the account number and a description for each such account, are set forth in detail on Schedule C-1 attached hereto and made a part hereof.

2.

All items of intellectual property (e.g., all United States or foreign patents, patent applications, trademarks, trademark applications, copyrights, copyright applications, service marks, service mark applications, trade names or trade name applications) owned outright by or licensed to any Debtor, together with the registration or application number for each such item of intellectual property (if registered or if an application for registration has been submitted), are set forth in detail  on Schedule C-2 attached hereto and made a part hereof.

3.

All items of stocks, bonds, debentures, notes and other securities and investment property owned by any Debtor are set forth in detail on Schedule C-3 attached hereto and made a part hereof.

4.

All letters of credit which name any Debtor as a beneficiary thereunder are set forth in detail on Schedule C-4 attached hereto and made a part hereof.

5.

All real property owned by any Debtor is described in detail on Schedule C-5 attached hereto and made a part hereof, which includes a street address of the real property owned by each such Debtor and a detailed description of any mortgage, deed of trust, security deed, deed to secure debt, lien or encumbrance against any such parcel including the name of the holder of record of such instrument,  recording information for such instrument, the original principal amount secured by such instrument, the current outstanding principal amount secured by such instrument and whether such instrument secures future advances thereunder.

6.

No Debtor owns any equipment subject to a certificate of title statute (including, without limitation, any motor vehicles, aircraft or vessels), except as set forth on Schedule C-6 attached hereto and made a part hereof.

Lender shall be entitled to rely upon the foregoing in all respects and the undersigned is duly authorized to execute and deliver this Perfection Certificate.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Perfection Certificate as of April 3, 2014.

INFUSION BRANDS, INC.	AS SEEN ON TV, INC.

By:	By:

Name:	Name:

Title:	Title:

EDIETS.COM, INC.	TV GOODS HOLDING CORPORATION

By:	By:

Name:	Name:

Title:	Title:

TRU HAIR, INC.	RONCO FUNDING, LLC

By:	By:

Name:	Name:

Title:	Title:

[Signature Page to Perfect Certificate]

EXHIBIT A

to Security Agreement

PATENT SECURITY AGREEMENT

THIS PATENT SECURITY AGREEMENT (the “Agreement”), dated as of ___________, is made between ___________________, a ____________________ (the “Debtor”), and MIG7 INFUSION, LLC, a Florida limited liability company, as the Secured Party (the “Secured Party”), with reference to that certain Note Purchase Agreement (as amended, restated, modified or supplemented at any time or from time to time, the “Note Purchase Agreement”) dated April 3, 2014, by and among Lender, AS SEEN ON TV, INC., a Florida corporation (“ASTV”), INFUSION BRANDS, INC., a Nevada corporation (“Infusion”), EDIETS.COM, INC., a Delaware corporation (“eDiets”), TV GOODS HOLDING CORPORATION, a Florida corporation (“TV Goods”), TRU HAIR, INC., a Florida corporation (“Tru Hair”), and RONCO FUNDING, LLC, a Delaware limited liability company (“RFL” and collectively with ASTV, Infusion, eDiets, TV Goods and Tru Hair, the “Borrower”).

W I T N E S S E T H :

WHEREAS, in connection with the Note Purchase Agreement, the Debtor has executed and delivered a Security Agreement, dated as of April 3, 2014 (as amended, restated, modified or supplemented at any time or from time to time, the “Security Agreement”);

WHEREAS, pursuant to Section 5(d) of the Security Agreement, the Debtor is required to execute and deliver this Agreement and to grant to the Secured Party a continuing security interest in all of the Patent Collateral (as defined below) to secure all Obligations; and

WHEREAS, the Debtor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for and in consideration of the sum of $10.00, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor agrees, for the benefit of the Secured Party, as follows:

Section 1.  Recitals.  The foregoing recitals are true and correct and are incorporated herein by reference for all purposes.

Section 2.  Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

Section 3.  Grant of Security Interest.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, the Debtor does hereby mortgage, pledge and hypothecate to the Secured Party, and grant to the Secured Party a security interest in, for its benefit and the benefit of the Secured Party, all of the

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following property (the “Patent Collateral”), whether now owned or hereafter acquired or existing by it:

(a)

all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Schedule I attached hereto;

(b)

all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c)

all patent licenses, including each patent license referred to in Item B of Schedule I attached hereto; and

(d)

all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule I attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Schedule I attached hereto, and all rights corresponding thereto throughout the world.

Section 4.  Security Agreement.  This Agreement has been executed and delivered by the Debtor for the purpose of registering the security interest of the Secured Party in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world (subject to Sections 3 and 5(d) of the Security Agreement).  The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Secured Party under the Security Agreement.  The Security Agreement (and all rights and remedies of the Secured Party) shall remain in full force and effect in accordance with its terms subject to Section 5 hereof.

Section 5.  Release of Security Interest.  Upon (i) the sale, transfer or other disposition of any Patent Collateral in accordance with the Note Purchase Agreement or (ii) the indefeasible payment in full of the Obligations and the termination of all obligations of the Secured Party to make advances or grant other financial accommodations under the Note Purchase Agreement, the Secured Party shall promptly upon the Debtor’s request and contemporaneously with any refinancing of the Obligations, at the Debtor’s expense, execute and deliver to the Debtor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

Section 6.  Acknowledgment.  The Debtor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

Section 7.  Transaction Document, etc.  This Agreement is a Transaction Document executed pursuant to the Note Purchase Agreement and shall (unless otherwise expressly

2

indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Note Purchase Agreement.

Section 8.  Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original) and all of which shall constitute together but one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

Debtor:
[NAME OF DEBTOR]

By:
Name:
Title:

Secured Party:

MIG7 INFUSION, LLC

By:
Name:	Craig Mallitz
Title:	President

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SCHEDULE I

to Patent Security Agreement

Item A.  Patents

Issued Patents

*Country	Patent No.	Issue Date	Inventor(s)	Title

Pending Patent Applications

*Country	Serial No.	Filing Date	Inventor(s)	Title

Patent Applications in Preparation

*Country	Docket No.	Expected Filing Date	Inventor(s)	Title

Item B.  Patent Licenses

*Country or Territory	Licensor	Licensee	Effective Date	Expiration Date	Subject Matter

———————

*List items related to the United States first for ease of recordation.  List items related to other countries next, grouped by country and in alphabetical order by country name.

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EXHIBIT B

to Security Agreement

TRADEMARK SECURITY AGREEMENT

THIS TRADEMARK SECURITY AGREEMENT (the “Agreement”), dated as of ___________, is made between ___________________, a ____________________ (the “Debtor”), and MIG7 INFUSION, LLC, a Florida limited liability company, as the Secured Party (the “Secured Party”), with reference to that certain Note Purchase Agreement (as amended, restated, modified or supplemented at any time or from time to time, the “Note Purchase Agreement”) dated April 3, 2014, by and among Lender, AS SEEN ON TV, INC., a Florida corporation (“ASTV”), INFUSION BRANDS, INC., a Nevada corporation (“Infusion”), EDIETS.COM, INC., a Delaware corporation (“eDiets”), TV GOODS HOLDING CORPORATION, a Florida corporation (“TV Goods”), TRU HAIR, INC., a Florida corporation (“Tru Hair”), and RONCO FUNDING, LLC, a Delaware limited liability company (“RFL” and collectively with ASTV, Infusion, eDiets, TV Goods and Tru Hair, the “Borrower”).

W I T N E S S E T H :

WHEREAS, in connection with the Note Purchase Agreement, the Debtor has executed and delivered a Security Agreement, dated as of April 3, 2014 (as amended, restated, modified or supplemented at any time or from time to time, the “Security Agreement”);

WHEREAS, pursuant to Section 5(d) of the Security Agreement, the Debtor is required to execute and deliver this Agreement and to grant to the Secured Party a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Obligations; and

WHEREAS, the Debtor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for and in consideration of the sum of $10.00, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor agrees, for the benefit of the Secured Party, as follows:

Section 1.  Recitals.  The foregoing recitals are true and correct and are incorporated herein by reference for all purposes.

Section 2.  Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

Section 3.  Grant of Security Interest.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, the Debtor does hereby mortgage, pledge and hypothecate to the Secured Party, and grant to the Secured Party a security interest in, for its benefit and the benefit of the Secured Party, all of the following property (the “Trademark Collateral”), whether now owned or hereafter acquired or existing by it:

1

(a)

all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a “Trademark”), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Schedule I attached hereto;

(b)

all Trademark licenses, including each Trademark license referred to in Item B of Schedule I attached hereto;

(c)

all reissues, extensions or renewals of any of the items described in clause (a) and (b);

(d)

all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

(e)

all proceeds of, and rights associated with, the foregoing, including any claim by the Debtor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Schedule I attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

Section 4.  Security Agreement.  This Agreement has been executed and delivered by the Debtor for the purpose of registering the security interest of the Secured Party in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world (subject to Sections 3 and 5(d) of the Security Agreement).  The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Secured Party under the Security Agreement.  The Security Agreement (and all rights and remedies of the Secured Party) shall remain in full force and effect in accordance with its terms subject to Section 5 hereof.

Section 5.  Release of Security Interest.  Upon (i) the sale, transfer or other disposition of any Trademark Collateral in accordance with the Note Purchase Agreement or (ii) the indefeasible payment in full of the Obligations and the termination of all obligations of the Secured Party to make advances or grant other financial accommodations under the Note Purchase Agreement, the Secured Party shall promptly upon the Debtor’s request and contemporaneously with any refinancing of the Obligations, at the Debtor’s expense, execute and deliver to the Debtor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

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Section 6.  Acknowledgment.  The Debtor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

Section 7.  Transaction Document, etc.  This Agreement is a Transaction Document executed pursuant to the Note Purchase Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Note Purchase Agreement.

Section 8.  Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original) and all of which shall constitute together but one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

Debtor:
[NAME OF DEBTOR]

By:
Name:
Title:

Secured Party:

MIG7 INFUSION, LLC

By:
Name:	Craig Mallitz
Title:	President

4

SCHEDULE I

to Trademark Security Agreement

Item A.  Trademarks

Registered Trademarks

*Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

*Country	Trademark	Serial No.	Filing Date

Trademark Applications in Preparation

*Country	Trademark	Docket No.	Expected Filing Date	Products/ Services

Item B.  Trademark Licenses

*Country or Territory	Trademark	Licensor	Licensee	Effective Date	Expiration Date

* List items related to the United States first for ease of recordation.  List items related to other countries next, grouped by country and in alphabetical order by country name.

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EXHIBIT C

to Security Agreement

COPYRIGHT SECURITY AGREEMENT

THIS COPYRIGHT SECURITY AGREEMENT (the “Agreement”), dated as of ___________, is made between ___________________, a ____________________ (the “Debtor”), and MIG7 INFUSION, LLC, a Florida limited liability company, as the Secured Party (the “Secured Party”), with reference to that certain Note Purchase Agreement (as amended, restated, modified or supplemented at any time or from time to time, the “Note Purchase Agreement”) dated April 3, 2014, by and among Lender, AS SEEN ON TV, INC., a Florida corporation (“ASTV”), INFUSION BRANDS, INC., a Nevada corporation (“Infusion”), EDIETS.COM, INC., a Delaware corporation (“eDiets”), TV GOODS HOLDING CORPORATION, a Florida corporation (“TV Goods”), TRU HAIR, INC., a Florida corporation (“Tru Hair”), and RONCO FUNDING, LLC, a Delaware limited liability company (“RFL” and collectively with ASTV, Infusion, eDiets, TV Goods and Tru Hair, the “Borrower”).

W I T N E S S E T H :

WHEREAS, in connection with the Note Purchase Agreement, the Debtor has executed and delivered a Security Agreement, dated as of April 3, 2014 (as amended, restated, modified or supplemented at any time or from time to time, the “Security Agreement”);

WHEREAS, pursuant to Section 5(d) of the Security Agreement, the Debtor is required to execute and deliver this Agreement and to grant to the Secured Party a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Obligations; and

WHEREAS, the Debtor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for and in consideration of the sum of $10.00, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor agrees, for the benefit of the Secured Party, as follows:

Section 1.  Recitals.  The foregoing recitals are true and correct and are incorporated herein by reference for all purposes.

Section 2.  Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

Section 3.  Grant of Security Interest.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, the Debtor does hereby mortgage, pledge and hypothecate to the Secured Party, and grant to the Secured Party a security interest in, for its benefit and the benefit of the Secured Party, all of the

1

following property (the “Copyright Collateral”), whether now owned or hereafter acquired or existing by it, being all copyrights (including all copyrights for semi-conductor chip product mask works) of the Debtor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Debtor’s right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule I attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule I attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

Section 4.  Security Agreement.  This Agreement has been executed and delivered by the Debtor for the purpose of registering the security interest of the Secured Party in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world (subject to Sections 3 and 5(d) of the Security Agreement).  The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Secured Party under the Security Agreement.  The Security Agreement (and all rights and remedies of the Secured Party) shall remain in full force and effect in accordance with its terms subject to Section 5 hereof.

Section 5.  Release of Security Interest.  Upon (i) the sale, transfer or other disposition of any Copyright Collateral in accordance with the Note Purchase Agreement or (ii) the indefeasible payment in full of the Obligations and the termination of all obligations of the Secured Party to make advances or grant other financial accommodations under the Note Purchase Agreement, the Secured Party shall promptly upon the Debtor’s request and contemporaneously with any refinancing of the Obligations, at the Debtor’s expense, execute and deliver to the Debtor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

Section 6.  Acknowledgment.  The Debtor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

Section 7.  Transaction Document, etc.  This Agreement is a Transaction Document executed pursuant to the Note Purchase Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Note Purchase Agreement.

Section 8.  Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original) and all of which shall constitute together but one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

Debtor:
[NAME OF DEBTOR]

By:
Name:
Title:

Secured Party:

MIG7 INFUSION, LLC

By:
Name:	Craig Mallitz
Title:	President

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